UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

STAAR Surgical Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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STAAR SURGICAL COMPANY

ADDITIONAL INFORMATION REGARDING THE PROXY STATEMENT

The following information supplements and amends the definitive proxy statement of STAAR Surgical Company (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 8, 2020 (the “Proxy Statement”) in connection with the Company’s 2020 Annual Meeting of Shareholders to be held on July 30, 2020 (the “Annual Meeting”). The Company is filing these additional materials to supplement the Proxy Statement to disclose that the Company delayed the filing of the Proxy Statement in reliance on the filing extension provided by the SEC’s Order (Release No. 34-88318) under Section 36 of the Securities Exchange Act of 1934 (the “Exchange Act”), as superseded by a subsequent order dated March 25, 2020 (the “SEC Order”), granting exemptions from specified provisions of the Exchange Act and certain rules thereunder. On May 1, 2020, the Company filed a Current Report on Form 8-K pursuant to the SEC Order. The SEC Order provided conditional relief to public companies that were unable to timely comply with their filing obligations as a result of the novel coronavirus (“COVID-19”) pandemic. The Company, relying on the SEC Order, delayed the filing of the Proxy Statement, including the Part III information to be incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended January 3, 2020 (the “2019 Form 10-K”) due to circumstances related to COVID-19. In particular, due to health concerns related to the COVID-19 pandemic, we decided to delay our 2020 Annual Meeting to increase the likelihood that we could conduct our 2020 Annual Meeting in person.  Moreover, the COVID-19 pandemic caused the Company’s business offices in Lake Forest and Monrovia, California to close due to a stay at home order in place for California residents deemed non-essential workers and as such a substantial number of our employees were working (and continue to work) remotely. As a result, we filed the Proxy Statement, which included the Part III information to be incorporated by reference into the 2019 Form 10-K, more than 120 days after the end of the fiscal year covered by the 2019 Form 10-K.

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 30, 2020

The following Notice of Change of Location relates to the Proxy Statement furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting. This Supplement is being filed with the SEC and is being made available to shareholders on or about July 14, 2020.

THE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION AND THIS

NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 30, 2020

To the Shareholders of STAAR Surgical Company:

To support the health and well-being of its shareholders, employees, directors, and communities due to the public health threat posed by the COVID-19 pandemic, NOTICE IS HEREBY GIVEN that the location of the Company’s upcoming 2020 Annual Meeting of Shareholders (the “Annual Meeting”) has been changed. As previously announced, the Annual Meeting will be held on Thursday, July 30, 2020, at 8:30 a.m. PT, but the Annual Meeting will be held in a virtual-only format and shareholders will not be able to attend in person. The virtual meeting will provide shareholders the ability to participate, vote their shares, and ask questions.

The items of business are the same as set forth in the previously distributed proxy materials for the Annual Meeting.

As described in the proxy materials for the Annual Meeting previously distributed, shareholders are entitled to participate in the Annual Meeting if they were a shareholder as of the close of business on June 1, 2020, the record date. Regardless of whether you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card or voting instruction form included with the proxy materials that were previously distributed to you will not be updated to reflect the change in location. The proxy card included with the proxy materials previously distributed may continue to be used to vote your shares in connection with the Annual Meeting. If you have already voted, you do not need to vote again.

To be admitted to the virtual Annual Meeting, go to  www.virtualshareholdermeeting.com/STAA2020 and enter your unique 16-digit control number, which may be found on the proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials, as applicable, provided with STAAR’s previously distributed proxy materials. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. For technical assistance during the meeting, you can contact Broadridge for assistance at 800-586-1548 (U.S.) or 303-562-9288 (international).

Shareholders as of the record date who attend and participate in the virtual Annual Meeting using their control number (as described above) will have an opportunity to submit questions via the Internet. We will try to answer as many shareholder-submitted questions that comply with the rules of conduct as time permits.

Additional information regarding the rules and procedures for participating in the virtual Annual Meeting will be set forth in the meeting rules of conduct, which shareholders can view during the meeting at the meeting website or prior to the meeting at www.proxyvote.com.

By Order of the Board of Directors,

/s/ Samuel J. Gesten

Samuel J. Gesten

Chief Legal Officer and Corporate Secretary

July 14, 2020

The Annual Meeting on July 30, 2020 at 8:30 a.m. Pacific Time is available at www.virtualshareholdermeeting.com/STAA2020. The 2020 Proxy Statement and Annual Report on Form 10-K for the year ended January 3, 2020 are available on our Investor Relations website at https:/investors.staar.com/proxy-information/. Additionally, you may access our proxy materials at www.proxyvote.com, a site that does not have “cookies” that identify visitors to the site.

A copy of the Company’s press release dated July 14, 2020 is attached hereto.

STAAR Surgical Company to Hold 2020 Annual Meeting of Shareholders in Virtual Format

LAKE FOREST, CA, July 14, 2020 — STAAR Surgical Company (NASDAQ: STAA), today announced that to support the health and well-being of its shareholders, employees, directors, and communities due to the public health threat of the COVID-19 pandemic the Company’s upcoming 2020 Annual Meeting of Shareholders (the “Annual Meeting”) will be held in a virtual-only format. As previously announced, the Annual Meeting will be held on Thursday, July 30, 2020, at 8:30 a.m. PT, but shareholders will not be able to attend in person. The virtual meeting will provide shareholders the ability to participate, vote their shares, and ask questions.

As described in the proxy materials for the Annual Meeting previously distributed, shareholders are entitled to participate in the Annual Meeting if they were a shareholder as of the close of business on June 1, 2020, the record date. Regardless of whether you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed may continue to be used to vote your shares in connection with the Annual Meeting.

To be admitted to the virtual Annual Meeting, go to www.virtualshareholdermeeting.com/STAA2020 and enter your unique 16-digit control number, which may be found on the proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials, as applicable, provided with STAAR’s previously distributed proxy materials. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.

Shareholders as of the record date who attend and participate in the virtual Annual Meeting using their control number (as described above) will have an opportunity to submit questions via the Internet. We will try to answer as many shareholder-submitted questions that comply with the rules of conduct as time permits.

For technical assistance during the meeting, shareholders can contact Broadridge for assistance at 800-586-1548 (U.S.) or 303-562-9288 (international).

Additional information regarding the rules and procedures for participating in the virtual Annual Meeting will be set forth in our meeting rules of conduct, which shareholders can view during the meeting at the meeting website or prior to the meeting at www.proxyvote.com. The proxy statement and Annual Report are available on our Investor Relations website at https:/investors.staar.com/proxy-information/.

CONTACT:Investors & Media

Brian Moore

Vice President, Investor, Media Relations and Corporate Development

(626) 303-7902, Ext. 3023

bmoore@staar.com